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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  March 31, 2005


                                U.S. MEDSYS CORP.
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             (Exact name of registrant as specified in its charter)


         Colorado                       0-27513                  84-1308436
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



            Phone:  (201) 288-3082

411 Route 17 South, Hasbrouck Heights, New Jersey                  07604
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:       (201) 288-3082
                                                   -----------------------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES


Series A Convertible Preferred Stock and Warrants
-------------------------------------------------

On March 31, 2005 (the "Closing Date"), we raised $1,500,000 from two investors by selling an aggregate of 150,000 shares of a newly created series of preferred stock designated as Series A Convertible Preferred Stock, and we also issued to the investors common stock purchase warrants to acquire an aggregate of 1,000,000 shares of common stock at an exercise price of $1.50 per share. The two related investors, Joseph Corso, Sr., and Joseph Corso, Jr., each invested $750,000, and each was issued 75,000 shares of Series A Convertible Preferred Stock, and each received a warrant to acquire 500,000 shares of common stock.

The rights and preferences of the 150,000 shares of Series A Convertible Preferred Stock are described below in Item 5.03.

The Common Stock Purchase Warrants entitle the investors to acquire an aggregate of 1,000,000 shares of our common stock at an exercise price of $1.50 per share and are exercisable for a period of three years. In the event that the average closing bid price of a share of our common stock exceeds $3.00 for 20 consecutive trading days, we have the right to redeem the Warrants for $.01 per share of common stock purchasable thereunder, upon thirty days written notice. The holders shall have the right to exercise the Warrant in accordance with its terms prior to the expiration of the thirty day period.

We agreed to file a registration statement to register for resale by the investors the number of shares of common stock issuable to the investors upon conversion of the preferred shares and exercise of the warrants.

If a registration statement is not effective by the 30th day after the Closing Date, then we shall, as a penalty, issue an aggregate of 25,000 shares of common stock to the Investors, and we shall also issue an aggregate of 25,000 shares of common stock to the Investors for each subsequent 30-day period until a registration statement is declared effective. A maximum of 200,000 shares of common stock are issuable under this provision.

We believe this private placement was exempt from registration under Section 4(2) and Section 4(6) of the Securities Act of 1933 and/or Rule 506 of Regulation D. The investors are accredited investors, the transaction did not involve a public offering, no sales commissions were paid and a restrictive legend was placed on each certificate evidencing the shares and each Warrant.


Revolving Credit Facilities
---------------------------

During the quarter ending March 31, 2005, we entered into transactions with five lenders, whereby we established a revolving credit facility with each lender, for an aggregate facility of $500,000. Three of the lenders are also shareholders, and they account for $400,000 of the total. The term of each agreement is one year.

Under each agreement, we may borrow funds from time to time on a revolving basis, up to the amount of the credit facility. Each advance is due and payable 90 days after the date the funds are received, and a promissory note is issued for each advance. Each promissory note will bear an interest rate of 12% per annum and may be prepaid without premium or penalty.



                                       1
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We borrowed the full amount available under these agreements (an aggregate of
$500,000) in March 2005.

Pursuant to the loan agreements, as additional consideration for each lender's commitment to provide the revolving credit facility, we issued an aggregate of 250,000 shares of restricted common stock (25,000 shares for each $50,000 of credit) as consideration for the establishment of the credit facility.

We also issued an aggregate of 1,000,000 shares of restricted common stock to be held in escrow as collateral security to ensure repayment of any Advances. Joseph Emas, Esq., an attorney in Florida selected by the initial lenders, is serving as escrow agent.

With respect to each lender, in an Event of Default (as defined in the revolving credit loan agreement), each lender shall have the right to demand that we file a registration statement to register the shares for resale by the lender. If a registration statement is not declared effective within sixty days after demand by lender, we shall be liable for a 10% of the principal amount due as penalty for each 30 day period thereafter until effective, up to a maximum of 100%. Upon the effectiveness of such registration, the lender has the right to accept the shares as payment and satisfaction in full of any advance, note, principal, interest, fees and expenses permitted under the agreement; and the escrow agent shall release the shares to Lender. If there has been no Event of Default, then at the Termination Date (as defined in the revolving credit loan agreement), the shares shall be returned to us for cancellation.

Forms of the revolving credit loan agreement, promissory note, and escrow agreement are attached as an exhibits hereto and are incorporated by reference.

We believe that the issuances of shares of common stock in connection with these transactions are exempt from registration under Section 4(2) and Section 4(6) of the Securities Act of 1933 and/or Rule 506 of Regulation D. The lenders are accredited investors, the transactions did not involve a public offering, no sales commissions were paid and a restrictive legend was placed on each certificate evidencing the shares.


Common Stock
------------

In January 2005, we sold 50,000 shares of our common stock at $2.00 per share to one accredited investor. Aggregate proceeds from the sale of the common stock was $100,000. In connection with the offering, we agreed to use our best efforts to file a registration statement to register the shares of common stock for resale by the investor. The transaction did not involve any public offering, no sales commissions were paid and a restrictive legend was placed on each certificate evidencing the shares. We agreed to pay to Summit Financial Partners LLC a finder's fee equal to 7% of the gross proceeds. We believes that the transaction was exempt from registration pursuant to Section 4(2) and Section 4(6) of the Securities Act and/or Rule 506 of Regulation D.

A form of the securities purchase agreement is attached as an exhibit hereto and is incorporated by reference.



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ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR

Our Articles of Incorporation authorize us to issue 1,000,000 shares of preferred stock, $10.00 par value. The preferred stock may be divided into and issued in one or more series as may be determined by resolution of our Board of Directors. Our Board of Directors is authorized, without any further action by our shareholders, to determine dividend rates, liquidation preferences, redemption provisions, sinking fund provisions, conversion rights, voting rights, and other rights, preferences, privileges and restrictions of any wholly unissued series of preferred stock and the number of shares constituting any such series.

On March 30, 2005, our board of directors created a series of preferred stock, and designated 150,000 preferred shares as Series A Convertible Preferred Stock. All 150,000 shares of Series A Convertible Preferred Stock were offered and sold to two investors in connection with the transaction described above under Item 3.02.

The Designation of Rights and Preferences for the Series A Convertible Preferred Stock, with 150,000 preferred shares designated thereunder. Each share of Series A Convertible preferred Stock:

     o   has a par value, stated value and liquidation preference of $10.00;

     o   does not pay a dividend;

     o may be converted at the election of the holder into 20 shares of common stock (subject to anti-dilution adjustments in the event of a distribution, combination, reorganization, recapitalization, or similar transaction), in accordance with the following schedule:

         (i) Each holder may convert up to one-third of the original number of shares of Series A Convertible Preferred Stock held by the holder into Common Stock at any time after 30 days after the date of issuance.

         (ii) Each holder may convert an additional one-third of the original number of shares of Series A Convertible Preferred Stock held by the holder into Common Stock at any time after six months after the date of issuance.

         (iii) Each holder may convert the balance of the original number of shares of Series A Convertible Preferred Stock held by the holder into Common Stock at any time after one year after the date of issuance.

     o must be converted by the holder, at the discretion of the Board of Directors of the Corporation, if the common stock trades above $3.00 per share for 20 consecutive trading days.

     o   may be voted on all matters on an as-converted basis; and

     o may be voted as a class on any merger, share exchange, recapitalization, dissolution, liquidation or change in control of our company.

The information set forth above is a summary only. The full details of the liquidation preferences, redemption provisions, conversion rights, voting rights, and other rights, preferences, privileges and restrictions are set forth in the "Designation of Rights and Preferences of Series A Convertible Preferred Stock," that was filed with the Colorado




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Secretary of State as an amendment to our Articles of Incorporation on March 30,
2005. Our Articles of Incorporation, as amended and as currently in effect, are attached as an exhibit hereto and are incorporated by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit       Description
-------       -----------
3.5           The Company's Articles of Incorporation, as amended and as currently in effect.  (Filed herewith.)

4.02          Form of Securities Purchase Agreement between the Company and the
              Investors regarding the purchase of shares of Series A Convertible
              Preferred Stock and Warrants. (Filed herewith.)

4.03 Form of Common Stock Purchase Warrant issued to the Investors pursuant to the Securities Purchase Agreement attached as
              Exhibit 4.02.  (Filed herewith.)

4.04          Form of Revolving Credit Loan Agreement.  (Filed herewith.)

4.05          Form of Promissory Note relating to Revolving Credit Loan
              Agreement attached as Exhibit 4.04.  (Filed herewith.)

4.06          Form of Escrow Agreement relating to Revolving Credit Loan
              Agreement attached as Exhibit 4.04.  (Filed herewith.)

4.07 Form of Securities Purchase Agreement regarding the purchase of shares of common stock at $2.00 per share. (Filed herewith.)





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     U.S. MEDSYS CORP.



                                     By:  /s/ Thomas H. King
                                        ----------------------------------------
                                        Thomas H. King, CEO



Date:  April 6, 2005



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                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------
3.5           The Company's Articles of Incorporation, as amended and as currently in effect.  (Filed herewith.)

4.02          Form of Securities Purchase Agreement between the Company and the
              Investors regarding the purchase of shares of Series A Convertible
              Preferred Stock and Warrants. (Filed herewith.)

4.03 Form of Common Stock Purchase Warrant issued to the Investors pursuant to the Securities Purchase Agreement attached as
              Exhibit 4.02.  (Filed herewith.)

4.04          Form of Revolving Credit Loan Agreement.  (Filed herewith.)

4.05          Form of Promissory Note relating to Revolving Credit Loan
              Agreement attached as Exhibit 4.04.  (Filed herewith.)

4.06          Form of Escrow Agreement relating to Revolving Credit Loan
              Agreement attached as Exhibit 4.04.  (Filed herewith.)

4.07 Form of Securities Purchase Agreement regarding the purchase of shares of common stock at $2.00 per share. (Filed herewith.)